UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2008

APPLE REIT NINE, INC.

(Exact name of registrant as specified in its charter)

Virginia	333-147414	26-1379210
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

814 East Main Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Apple REIT Nine, Inc. (which is referred to below as the “Company” or as “we,” “us” or “our”) is filing this report in accordance with Item 2.01 and Item 9.01 of Form 8-K.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On December 30 and 31, 2008, through one or more of our indirect wholly-owned subsidiaries, we closed on the purchase of four hotels. The sellers have no material relationship with us or our subsidiaries, other than through the purchase contracts and other related contracts.

The table below describes the four hotels:

Hotel Location	Franchise	Number of Rooms	Purchase Price	Closing Date
Jackson, Tennessee	Hampton Inn & Suites	83	$12,600,000	December 30, 2008
Fort Lauderdale, Florida	Hampton Inn	109	19,290,434	December 31, 2008
Pittsburgh, Pennsylvania	Hampton Inn	132	20,457,777	December 31, 2008
Frisco, Texas	Hilton Garden Inn	102	15,050,000	December 31, 2008

TOTAL		426	$67,398,211

For the two hotels located in Fort Lauderdale, Florida and Pittsburgh, Pennsylvania, the original purchase price was adjusted for the defeasance of two existing loans that were secured by these properties.

The purchase price for these hotels was funded by our ongoing offerings of Units (with each Unit consisting of one common share and one Series A preferred share).

As a result of the Jackson, Tennessee, Fort Lauderdale, Florida and Pittsburgh, Pennsylvania closings described above, four of the closings have occurred under a series of purchase contracts executed on November 12, 2008 for the potential purchase of eight hotels. Additional information regarding the purchase contracts is set forth in our Form 8-K dated November 12, 2008 and filed with the Securities and Exchange Commission on November 14, 2008, which is incorporated herein by reference. There can be no assurance at this time that any further closings will occur under the remaining purchase contracts. Additional information regarding the Frisco, Texas hotel is set forth in our Form 8-K dated December 12, 2008 and filed with the Securities and Exchange Commission on December 17, 2008, which is incorporated herein by reference.

All brand and trade names, logos or trademarks contained, or referred to, in this Form 8-K are the properties of their respective owners.

Item 9.01.	Financial Statements and Exhibits.

a. Financial statements of businesses acquired.

Financial statements for the hotels described in Item 2.01 of this report will be filed as necessary by amendment within the required time period.

b. Pro forma financial information.

Pro forma financial information for the hotels described in Item 2.01 of this report will be filed as necessary by amendment within the required time period.

c. Shell company transaction.

Not Applicable

d. Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple REIT Nine, Inc.

By:	/s/ Glade M. Knight
Glade M. Knight, Chief Executive Officer

January 2, 2009

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